UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 17, 2021

                           GEOSOLAR TECHNOLOGIES, INC.
                -----------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Colorado                      333-255887                  85-4106353
-------------------           --------------------         -------------------
(State or other jurisdiction  (Commission File No.)           (IRS Employer
of incorporation)                                          Identification No.)

                           1400 16th Street, Ste 400,
                                Denver, CO 80202
                    (Address of principal executive offices,
                               including Zip Code)

        Registrant's telephone number, including area code: 720-932-8109

                        --------------------------------
            Former name or former address if changed from last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425 under the  Securities  Act
    (17CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

                                                    Name of each exchange
 Title of each class       Trading Symbol(s)         on which registered
 -------------------       -----------------        ---------------------
      None                       N/A                        N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company |X|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |X|

ITEM 8.01   Other Events

     The ex-dividend date, record date and distribution date for the Company's Spin-Off from Fourth Wave Energy, Inc. have been reset to the following dates:

Ex-Dividend Date:   12/03/2021

Record Date:        12/07/2021

Distribution Date:  12/14/2021

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2021.

                                      GEOSOLAR TECHNOLOGIES, INC.


                                      By:  /s/ A. Stone Douglass
                                           -------------------------------
                                           A. Stone Douglass, Chief Executive
                                            Officer